UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 14, 1998
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated July
14, 1998 attached as Exhibit 20, relating to the unaudited results for the six months ended June 30, 1998.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated July
14, 1998 attached as Exhibit 20, relating to the unaudited results for the six months ended June 30, 1998.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     July 21, 1998                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated 7/14/98.

Exhibit 20

                            NEWS RELEASE


FOR IMMEDIATE RELEASE
July 14, 1998

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
        UNAUDITED RESULTS SECOND QUARTER 1998 - YEAR-TO-DATE $519,000

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $519,000 for the six months ended June 30, 1998, an increase of $135,000, or 35.2%, above the $384,000 reported for the same period in 1997. Basic earnings per share were $0.35 in 1998, compared to $0.24 in 1997, while fully diluted earnings per share were $0.33 in 1998, compared to $0.23 in 1997.

Net interest income was $2,942,000 for the six months ended June 30, 1998, compared to $2,735,000 for the first six months in 1997, an increase of $207,000 or 7.6%. The provision for loan losses was $78,000 for both the six months ended June 30, 1998 and the six months ended June 30, 1997.

Noninterest income totaled $619,000 in 1998, $279,000, or 82.1%, higher than the $340,000 recorded for the six months ended June 30, 1997. Noninterest expense was $2,554,000 in 1998, $219,000, or 9.4%, higher than the $2,335,000 reported for the six months ended June 30, 1997.

Net income totaled $275,000 for the quarter ended June 30, 1998, compared to $193,000 for the quarter ended June 30, 1997. Basic earnings per share for the second quarter of 1998 were $0.19 in 1998, compared to $0.12 in 1997, while fully diluted earnings per share were $0.18 in 1998, compared to $0.12 in 1997.

Total assets at June 30, 1998 were $148.3 million, an increase of $6.3 million, or 4.4%, from total assets of $142.0 million at December 31, 1997.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary Park Avenue Service Corporation, also provides full service brokerage activities to customers and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."

                              ###
                          GTPS-pr-98-10

Great American Bancorp, Inc.
Consolidated Balance Sheet
June 30, 1998 and December 31, 1997
(in thousands)
                                            June 30, 1998      Dec. 31, 1997
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       6,382      $       5,285
Interest-bearing demand deposits                    5,307             12,191
                                              --------------------------------
 Cash and cash equivalents                         11,689             17,476

Investment securities:
 Available for sale                                 2,000              1,999
 Held to maturity                                   1,200              1,300
Loans                                             123,530            112,312
 Allowance for loan losses                           (577)              (497)
                                            --------------------------------
  Net loans                                       122,953            111,815
Premises and equipment                              7,488              7,090
Federal Home Loan Bank stock                          698                580
Other assets                                        2,314              1,713
                                            --------------------------------
   Total assets                             $     148,342      $     141,973
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $       6,596      $       5,463
  Interest bearing                                110,711            106,521
                                            --------------------------------
   Total deposits                                 117,307            111,984
 Short-term borrowings                              2,000                 --
 Other liabilities                                  1,924              1,695
                                            --------------------------------
   Total liabilities                              121,231            113,679
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    19,785             19,655
Retained earnings --
 substantially restricted                          16,372             16,167
Net unrealized gain on securities
 available for sale                                    --                  2
                                            --------------------------------
                                                   36,178             35,845
Less:
 Treasury stock -- 464,372 and
  380,773 shares                                   (7,674)            (5,925)
 Unearned employee stock
  ownership plan shares                              (758)              (879)
 Unearned incentive plan shares                      (635)              (747)
                                            --------------------------------
                                                   (9,067)            (7,551)
                                            --------------------------------
Total stockholders' equity                         27,111             28,294
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     148,342      $     141,973
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Six Months Ended June 30, 1998 and June 30, 1997
(unaudited, in thousands, except share data)

                                          Six Months Ended  Six Months Ended
                                           June 30, 1998    June 30, 1997
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      4,927      $       4,155
 Investment securities
  Taxable                                             112                197
  Tax exempt                                            5                  7
 Deposits with financial
  institutions and other                              371                566
                                            --------------------------------
   Total interest income                            5,415              4,925
                                            --------------------------------
Interest expense:
 Deposits                                           2,447              2,174
 Other                                                 26                 16
                                            --------------------------------
   Total interest expense                           2,473              2,190
                                            --------------------------------
   Net interest income                              2,942              2,735
Provision for loan losses                              78                 78
                                            --------------------------------
   Net interest income after
     provision for loan losses                      2,864              2,657
                                            --------------------------------
Noninterest income:
 Income from joint venture                             --                 11
 Brokerage commissions                                 86                 15
 Insurance sales commissions                          220                 --
 Service charges on deposit accounts                  222                209
 Loan servicing fees                                   13                 17
 Other customer fees                                   68                 69
 Net gains on loan sales                               --                  1
 Other income                                          10                 18
                                            --------------------------------
   Total noninterest income                           619                340
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                     1,408              1,243
 Net occupancy expenses                               266                232
 Equipment expenses                                   175                143
 Data processing fees                                  99                 96
 Deposit insurance expense                             34                 30
 Printing and office supplies                         126                145
 Legal and professional fees                           79                120
 Directors and committee fees                          52                 52
 Insurance expense                                     21                 19
 Marketing and advertising expenses                    95                 90
 Other expenses                                       199                165
                                            --------------------------------
   Total noninterest expense                        2,554              2,335
                                            --------------------------------
   Income before income tax                           929                662
Income tax expense                                    410                278
                                            --------------------------------
   Net income                               $         519      $         384
                                            ================================
Earnings per share:
 Basic                                      $        0.35      $        0.24
                                            ================================
 Diluted                                    $        0.33      $        0.23
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended June 30, 1998 and June 30, 1997
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                            June 30, 1998      June 30, 1997
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,546      $       2,093
 Investment securities
  Taxable                                              56                115
  Tax exempt                                            2                  4
 Deposits with financial
  institutions and other                              160                278
                                            --------------------------------
   Total interest income                            2,764              2,490
                                            --------------------------------
Interest expense:
 Deposits                                           1,241              1,122
 Other                                                 18                  8
                                            --------------------------------
   Total interest expense                           1,259              1,130
                                            --------------------------------
   Net interest income                              1,505              1,360
Provision for loan losses                              39                 39
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,466              1,321
                                            --------------------------------
Noninterest income:
 Income from joint venture                             --                  6
 Brokerage commissions                                 49                  7
 Insurance sales commissions                          122                 --
 Service charges on deposit accounts                  116                115
 Loan servicing fees                                    6                  8
 Other customer fees                                   34                 35
 Net gain on loan sales                                --                  1
 Other income                                          10                 10
                                            --------------------------------
   Total noninterest income                           337                182
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       720                628
 Net occupancy expenses                               140                115
 Equipment expenses                                    94                 69
 Data processing fees                                  50                 43
 Deposit insurance expense                             17                 16
 Printing and office supplies                          60                 60
 Legal and professional fees                           39                 59
 Directors and committee fees                          26                 27
 Insurance expense                                     10                  8
 Marketing and advertising expenses                    59                 48
 Other expenses                                        96                 97
                                            --------------------------------
   Total noninterest expense                        1,311              1,170
                                            --------------------------------
   Income before income tax                           492                333
Income tax expense                                    217                140
                                            --------------------------------
   Net income                               $         275      $         193
                                            ================================
Earnings per share:
 Basic                                      $        0.19      $        0.12
                                            ================================
 Diluted                                    $        0.18      $        0.12
                                            ================================

Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                            June 30, 1998      June 30, 1997
----------------------------------------------------------------------------
Total assets                                $     148,342      $     136,979
Total loans, net                                  122,953            100,331
Loan loss reserve                                     577                446
Non-performing assets                                 119                317
Non-performing assets to total assets               0.08%              0.23%
Allowance for loan losses to total assets           0.39%              0.33%
Investment securities                               3,200              7,296
Total deposits                                    117,307            106,367
Checking deposits                                  20,411             18,581
Money market deposits                               6,961              6,476
Passbook savings deposits                          15,339             14,967
Certificates of deposit                            74,596             66,343
Total stockholders' equity                         27,111             29,363



                              For the Three Months        For the Six Months
                                  Ended June                  Ended June
                                1998       1997             1998       1997
                                  (unaudited)                 (unaudited)
----------------------------------------------------------------------------
Net interest margin             4.47%      4.26%            4.47%      4.38%
ROA (annualized)                0.75%      0.57%            0.72%      0.56%
ROE (annualized)                4.09%      2.64%            3.84%      2.64%